THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Fee-Based Variable Annuity

Supplement dated July 10, 2015 to the May 1, 2015 Prospectus

This supplement outlines a change to the investment options offered under the Lincoln Investor Advantage® Fee-Based variable annuity contract. It is for informational purposes only and requires no action on your part.

Beginning July 20, 2015, the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio will no longer be available for election by new purchasers of the Lincoln Investor Advantage® Fee-Based variable annuity contract. Existing contractowners are not impacted by this change.

Please keep this supplement for future reference.